UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code:	617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Financial Opportunities Fund

Ticker: BTO
Semiannual report 6/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility so far this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believe it will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.  The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China. The biggest threat today to the nine-year bull market may in fact be policy uncertainty, a theme that will likely only become more pronounced as we head into November's midterm elections.

The short-term uncertainty notwithstanding, the good news is that the asset prices of stocks are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to experience support from rising construction activity. The question for investors is whether equities in the back half of 2018 take their cues from the solid trends firmly in place or the policy and political wavering that have characterized much of the first half of the year.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Financial Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
15	Financial statements
19	Financial highlights
20	Notes to financial statements
29	Additional information
29	Shareholder meeting
30	Continuation of investment advisory and subadvisory agreements
36	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of total return consisting of long-term capital appreciation and current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/18 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be increased when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestment.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Many financial stocks struggled

Stock performance in the financials sector was challenged by higher volatility, which stemmed first from inflation fears and later from the ongoing threat of an international trade war.

Nevertheless, a variety of tailwinds supported fundamentals in the sector

Rising short-term interest rates, lower corporate taxes, banking industry deregulation, and improving loan growth enhanced company fundamentals across the financials sector.

The fund's overweight of regional bank stocks boosted performance

The fund surpassed a comparative index, the S&P Composite 1500 Banks Index, in part due to its underweight exposures to large banks, which generally struggled during the period.

PORTFOLIO COMPOSITION AS OF 6/30/18 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. A return of capital is the return of all or a portion of a shareholder's investment in the fund. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance. The fund's prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks, as well as other factors affecting those industries or sectors. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment during the six months ended June 30, 2018?

The U.S. stock market, as measured by the S&P 500 Index, delivered a 2.65% return for the period, supported by generally positive U.S. economic data with respect to U.S. consumer spending, housing, and employment. This positive news was partially offset by uncertainty stemming from the prospect of an escalating trade war between both the United States and China and the United States and its longtime Western allies.

For U.S. financials, one of the most important developments in the period was the fluctuation of long-term interest rates: The 10-year U.S. Treasury bond yield crossed 3% in April for the first time since 2014, but declined later in the period, narrowing the spread between the 2-year yield and 10-year bond yields. U.S. financial companies reported generally strong earnings for the first calendar quarter, driven by solid fundamentals and the lower corporate tax rate. Earnings per share were up considerably year over year for the majority of the group.

Another significant event—particularly for U.S. regional banks—was the enactment, in late May, of the Economic Growth, Regulatory Relief, and Consumer Protection Act, which eases banking regulations. The most significant aspect of this legislation was an increase in the threshold for what are known as systemically important financial institutions (SIFIs), from $50 billion to $250 billion in total assets. Regional banks previously designated as SIFIs will particularly benefit from this change, and we think it could lead to lower compliance costs, higher capital returns, and an increase in merger-and-acquisition (M&A) activity for this group.

How did the fund perform during the period?

At net asset value, the fund outperformed a comparative index, the S&P Composite 1500 Banks Index. Stock selection decisions were the primary driver of the fund's outperformance.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       4

Which stocks or strategies stood out for their positive contribution to relative results?

The fund's position in Cullen/Frost Bankers, Inc., which is based in San Antonio, Texas, was a top contributor. This midsize bank's earnings in the fourth quarter of 2017 exceeded expectations as a result of robust loan growth, and the company raised its earnings guidance for 2018. In addition, the company has a large commercial bank loan portfolio, which implied it should be a big beneficiary of rising short-term rates during the period.

Another strong contributor was the stock of KKR & Company LP, a global investment firm that announced the pending conversion of its corporate structure from a partnership to C corporation. Investors cheered this move because it is expected to give non-partner investors greater latitude to invest in the company.

Underweight positions in the stocks of Wells Fargo & Company and Citigroup, Inc., which are outsized weightings in a comparative index, had a favorable impact as these stocks underperformed for the period overall. Wells Fargo entered into a consent order with the U.S. government during the period in the wake of a scandal over consumer account mismanagement. The conditions of the order statutorily limited the bank's growth, which weighed on the stock's performance early in the year. For its part, Citigroup—one of the world's largest diversified banks, which earns roughly half of its revenue from sources outside the United States—was negatively affected by uncertainty stemming from trade tensions and slowing economic growth in Europe and elsewhere.

INDUSTRY COMPOSITION AS OF 6/30/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       5

"... the improving regulatory environment may benefit the financials sector for years to come, leading to positive changes in compliance cost structures, improving operating leverage, and potentially more M&A activity."

What are some examples of stocks that detracted from the fund's relative results during the period?

Maryland-based Howard Bancorp, Inc. was one of the largest detractors. The company missed its earnings forecast as a result of higher-than-expected credit costs and weakness in its mortgage-lending activity. We continued to find the stock attractively valued on a relative basis, and we increased the fund's exposure to the stock during the period.

Other areas of relative weakness included some large regional banks, such as Citizens Financial Group, Inc., which delivered somewhat disappointing earnings results that stemmed from higher expenses and sluggish loan growth.

Were there any notable changes in the portfolio?

During the period, five companies whose stocks were in the fund's portfolio announced they would be acquired—with four of these announcements occurring in the second calendar quarter—and this brisk rate of M&A activity was positive for the fund.

Over the last six months, we gradually reduced the fund's fixed-income allocation in favor of the

TOP 10 HOLDINGS AS OF 6/30/18 (%)

JPMorgan Chase & Co.	2.6
The PNC Financial Services Group, Inc.	2.5
M&T Bank Corp.	2.4
Citizens Financial Group, Inc.	2.4
Cullen/Frost Bankers, Inc.	2.4
SunTrust Banks, Inc.	2.3
BB&T Corp.	2.1
Comerica, Inc.	2.0
U.S. Bancorp	1.9
KeyCorp	1.8
Total	17.8
As a percentage of total investments.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       6

better relative value we saw in equities.

What is your outlook for the remainder of 2018 and how is the fund positioned?

We are optimistic about the prospects of the financials sector. Higher interest rates—which we expect to continue rising, particularly at the short end of the yield curve—are generally good for the sector. Rising rates can widen the spread between deposit costs and loan yields, which in turn lends support to banks' net interest margins. Furthermore, we see no signs of deterioration in credit, and loan growth is picking up. Smaller banks have been growing loans at a faster pace than larger banks, which we believe is a positive from the perspective of how the fund is positioned.

In addition, we believe that the improving regulatory environment may benefit the financials sector for years to come, leading to positive changes in compliance cost structures, improving operating leverage, and potentially more M&A activity. Lastly, tax reform has led to a dramatic improvement in earnings growth expectations for 2018, as it has the potential to reset expectations higher for return on equity ascribed to the entire sector. Overall, we take a positive view of the sector, particularly as valuations remain below their long-term average, and we continue to see a proliferation of compelling investment opportunities for long-term investors.

MANAGED BY

Susan A. Curry On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       7

Fund’s investments

AS OF 6-30-18 (unaudited)

	Shares	Value
Common stocks 107.4% (93.1% of Total investments)		$762,490,104
(Cost $389,118,353)

Financials 105.7%		750,054,679
Banks 93.8%
1st Source Corp.	121,706	6,502,752
Access National Corp.	111,691	3,194,364
Ameris Bancorp	226,471	12,082,228
Atlantic Capital Bancshares, Inc. (A)	241,667	4,748,757
Avidbank Holdings, Inc. (A)	200,000	5,000,000
Bank of America Corp. (B)	462,413	13,035,422
Bank of Commerce Holdings	79,361	1,011,853
Bank of Marin Bancorp	58,731	4,748,401
Bar Harbor Bankshares	129,698	3,928,552
Baycom Corp. (A)(B)(C)	31,103	769,799
BB&T Corp.	346,799	17,492,542
Berkshire Hills Bancorp, Inc.	338,903	13,759,462
Bryn Mawr Bank Corp.	80,000	3,704,000
Business First Bancshares, Inc. (B)(C)	16,926	446,000
Cambridge Bancorp (B)(C)	9,795	847,659
Camden National Corp.	55,164	2,521,546
Carolina Financial Corp.	70,982	3,046,547
Carolina Trust Bancshares, Inc. (A)	325,000	2,678,000
Centric Financial Corp. (A)	275,000	2,897,424
Chemical Financial Corp. (B)(C)	217,502	12,108,336
Citigroup, Inc. (B)	49,519	3,313,811
Citizens Financial Group, Inc.	503,303	19,578,487
City Holding Company	39,363	2,961,278
Civista Bancshares, Inc. (B)(C)	81,213	1,968,603
Columbia Banking System, Inc. (B)(C)	119,363	4,881,947
Comerica, Inc.	176,778	16,072,656
Commerce Bancshares, Inc. (B)(C)	115,985	7,505,389
Communities First Financial Corp. (A)	115,523	2,662,805
Community Bank System, Inc. (B)(C)	39,951	2,359,906
County Bancorp, Inc.	62,184	1,710,060
Cullen/Frost Bankers, Inc. (B)(C)	178,964	19,371,063
DNB Financial Corp.	78,515	2,751,951
Eagle Bancorp Montana, Inc.	82,912	1,600,202
Equity Bancshares, Inc., Class A (A)	130,915	5,430,354
Evans Bancorp, Inc.	69,760	3,215,936
FCB Financial Holdings, Inc., Class A (A)	188,399	11,077,861
Fifth Third Bancorp	346,436	9,942,713
First Bancorp, Inc.	266,499	7,520,602
First Business Financial Services, Inc.	60,700	1,578,200
First Citizens BancShares, Inc., Class A	15,038	6,064,825

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 8

	Shares	Value
Financials (continued)
Banks (continued)
First Community Corp.	136,228	$3,419,323
First Financial Bancorp (B)(C)	403,431	12,365,160
First Hawaiian, Inc.	160,968	4,671,291
First Merchants Corp.	118,683	5,506,891
First Mid-Illinois Bancshares, Inc.	18,089	710,898
First Security Group, Inc. (A)	83,942	3,387,060
Flushing Financial Corp.	139,050	3,629,205
FNB Corp. (B)(C)	706,188	9,477,043
German American Bancorp, Inc. (B)(C)	60,090	2,154,227
Glacier Bancorp, Inc. (B)(C)	201,918	7,810,188
Great Southern Bancorp, Inc.	40,257	2,302,700
Great Western Bancorp, Inc. (B)(C)	159,455	6,695,515
Hamilton State Bancshares, Inc. (A)(D)	500,000	4,614,675
Hancock Whitney Corp.	245,752	11,464,331
Heritage Commerce Corp.	371,642	6,314,198
Heritage Financial Corp.	194,590	6,781,462
HomeTown Bankshares Corp.	174,720	2,446,080
Horizon Bancorp, Inc.	404,586	8,370,884
Howard Bancorp, Inc. (A)	156,530	2,817,540
Independent Bank Corp. (MA)	173,570	13,607,888
Independent Bank Corp. (MI)	125,407	3,197,879
JPMorgan Chase & Co.	207,538	21,625,460
KeyCorp	738,141	14,423,275
Level One Bancorp, Inc.	64,375	1,749,713
M&T Bank Corp.	117,579	20,006,067
Mackinac Financial Corp.	62,105	1,029,701
MB Financial, Inc.	183,150	8,553,105
MidWestOne Financial Group, Inc.	38,224	1,291,207
MutualFirst Financial, Inc.	100,539	3,795,347
National Commerce Corp. (A)	71,147	3,294,106
Nicolet Bankshares, Inc. (A)	29,792	1,641,837
Northrim BanCorp, Inc.	99,739	3,944,677
Old National Bancorp (B)(C)	419,575	7,804,095
Old Second Bancorp, Inc.	202,363	2,914,027
Pacific Premier Bancorp, Inc. (A)(B)(C)	169,865	6,480,350
PacWest Bancorp (B)(C)	123,139	6,085,529
Park National Corp. (B)(C)	42,113	4,692,230
Peoples Bancorp, Inc.	122,945	4,644,862
Pinnacle Financial Partners, Inc. (B)(C)	121,073	7,427,829
Presidio Bank (A)	13,781	364,507
Prime Meridian Holding Company	108,010	2,192,603
QCR Holdings, Inc.	48,822	2,316,604
Regions Financial Corp.	723,674	12,866,924
Renasant Corp.	159,629	7,266,312

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 9

	Shares	Value
Financials (continued)
Banks (continued)
SBT Bancorp, Inc.	37,879	$1,306,826
Shore Bancshares, Inc.	183,579	3,491,673
South Atlantic Bancshares, Inc. (A)	265,755	3,813,577
South State Corp. (B)(C)	82,030	7,075,088
Southern First Bancshares, Inc. (A)	131,586	5,816,101
State Bank Financial Corp.	53,182	1,776,279
Stock Yards Bancorp, Inc.	66,324	2,530,261
SunTrust Banks, Inc.	284,598	18,789,160
The Community Financial Corp.	32,029	1,132,545
The First Bancshares, Inc.	210,000	7,549,500
The First of Long Island Corp.	57,322	1,424,452
The PNC Financial Services Group, Inc. (B)(C)	148,765	20,098,152
Towne Bank	157,856	5,067,178
TriCo Bancshares	202,536	7,584,973
U.S. Bancorp	318,276	15,920,166
Union Bankshares Corp.	164,127	6,381,258
United Bankshares, Inc. (B)(C)	125,661	4,574,060
United Community Banks, Inc.	111,192	3,410,259
Washington Trust Bancorp, Inc.	123,905	7,198,881
Wells Fargo & Company (B)	229,099	12,701,249
Zions Bancorporation (B)(C)	265,769	14,003,369
Capital markets 4.4%
Ares Management LP	56,837	1,176,526
Intermediate Capital Group PLC	336,897	4,880,593
KKR & Company LP	355,776	8,841,034
Oaktree Specialty Lending Corp.	837,762	4,004,502
The Blackstone Group LP	243,005	7,817,471
TPG Specialty Lending, Inc. (B)(C)	243,379	4,366,219
Consumer finance 0.7%
Capital One Financial Corp.	56,616	5,203,010
Insurance 0.4%
Gjensidige Forsikring ASA	165,452	2,708,691
Thrifts and mortgage finance 6.4%
BSB Bancorp, Inc. (A)	177,195	6,095,508
First Defiance Financial Corp.	110,515	7,411,136
OP Bancorp (A)(B)(C)	26,189	333,124
Provident Financial Holdings, Inc.	97,339	1,857,228
Provident Financial Services, Inc.	155,989	4,294,377
Southern Missouri Bancorp, Inc.	112,188	4,377,576
United Community Financial Corp.	634,588	6,974,122
Westbury Bancorp, Inc. (A)	88,349	1,956,930
WSFS Financial Corp.	222,599	11,864,527

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 10

			Shares	Value
Information technology 0.6%				$4,571,544
IT services 0.6%
EVERTEC, Inc.			209,224	4,571,544

Real estate 1.1%				7,863,881
Equity real estate investment trusts 1.1%
Park Hotels & Resorts, Inc. (B)(C)			50,154	1,536,217
Simon Property Group, Inc.			37,180	6,327,664
Preferred securities 2.7% (2.4% of Total investments)				$19,524,821
(Cost $16,737,928)

Financials 1.7%				12,005,108
Banks 0.9%
Citizens Community Bank, 8.000%			10,771	1,470,365
SB Financial Group, Inc., 6.500%			250,000	4,972,025
Capital markets 0.8%
JMP Group, Inc., 8.000%			82,428	2,092,023
THL Credit, Inc., 6.750%			136,266	3,470,695

Real estate 1.0%				7,519,713
Equity real estate investment trusts 1.0%
Bluerock Residential Growth REIT, Inc., 8.250%			84,140	2,125,713
Invesco Mortgage Capital, Inc. (7.750% to 12-27-24, then 3 month LIBOR + 5.180%)			150,000	3,876,000
Sotherly Hotels, Inc., 8.000%			60,000	1,518,000
Investment companies 0.6% (0.5% of Total investments)				$3,996,800
(Cost $4,323,234)
Eagle Point Credit Company, Inc. (B)(C)			219,967	3,996,800

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 3.4% (2.9% of Total investments)				$23,988,087
(Cost $23,169,000)

Financials 3.4%				23,988,087
Banks 3.4%
Avidbank Holdings, Inc. (6.875% to 11-15-20, then
3 month LIBOR + 5.367%) (E)	6.875	11-15-25	3,000,000	3,067,500
Cadence BanCorp (6.500% to 3-11-20, then 3
month LIBOR + 4.663%) (E)	6.500	03-11-25	4,000,000	4,115,000
First Business Financial Services, Inc. (D)	6.500	09-01-24	5,000,000	5,028,788
Northeast Bancorp (6.750% to 7-1-21, then 3
month LIBOR + 5.570%) (E)	6.750	07-01-26	5,000,000	5,126,379
Old Second Bancorp, Inc. (5.750% to 12-31-21, then
3 month LIBOR + 3.850%)	5.750	12-31-26	1,169,000	1,200,944
VantageSouth Bancshares, Inc. (D)	7.625	08-12-23	5,000,000	5,449,476

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 11

	Rate (%)	Maturity date	Par value^	Value
Convertible bonds 0.5% (0.4% of Total investments)				$3,543,048
(Cost $3,390,000)

Financials 0.5%				3,543,048
Insurance 0.5%
AXA SA (B)(E)	7.250	05-15-21	3,390,000	3,543,048
Certificate of deposit 0.0% (0.0% of Total investments)				$79,014
(Cost $79,004)
Country Bank for Savings	1.000	08-27-18	2,016	2,016
First Bank Richmond	0.990	12-05-19	21,010	21,010
First Bank System, Inc.	0.600	04-03-19	5,015	5,015
First Federal Savings Bank of Louisiana	0.100	01-07-19	3,045	3,045
Home Banks	1.739	11-04-21	18,927	18,927
Hudson Savings	0.800	04-23-19	2,188	2,188
Machias Savings Bank	0.500	05-29-19	1,986	1,986
Midstate Federal Savings and Loan	0.500	05-30-19	2,030	2,030
Milford Federal Savings and Loan Bank	0.250	06-10-19	1,913	1,913
Milford Federal Savings and Loan Bank	0.300	10-24-18	2,043	2,043
Mount McKinley Savings Bank	0.500	12-03-18	1,700	1,700
Mt. Washington Bank	0.650	10-31-19	1,924	1,924
MutualOne Bank	0.900	09-09-19	4,084	4,084
Newburyport Five Cent Savings Bank	0.700	10-19-18	2,093	2,093
Newton Savings Bank	0.450	05-30-19	1,964	1,964
OBA Federal Savings and Loan	0.400	12-17-18	1,346	1,346
Plymouth Savings Bank	0.200	04-22-19	1,946	1,946
Salem Five Cents Savings Bank	0.250	12-17-18	1,739	1,739
Sunshine Federal Savings and Loan Association	0.500	05-10-19	2,045	2,045

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.8% (0.7% of Total investments)				$5,411,000
(Cost $5,410,826)

U.S. Government Agency 0.6%				3,945,000
Federal Agricultural Mortgage Corp. Discount Note	1.630	07-02-18	400,000	400,000
Federal Home Loan Bank Discount Note	1.600	07-02-18	3,545,000	3,545,000

			Par value^	Value
Repurchase agreement 0.2%				1,466,000
Repurchase Agreement with State Street Corp. dated
6-29-18 at 0.900% to be repurchased at
$1,466,110 on 7-2-18, collateralized by
$1,495,000 U.S. Treasury Notes, 1.375% due
12-31-18 (valued at $1,499,034, including
interest)			1,466,000	1,466,000

Total investments (Cost $442,228,345) 115.4%				$819,032,874
Other assets and liabilities, net (15.4%)				(109,384,784)
Total net assets 100.0%				$709,648,090

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 12

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 6-30-18 was $114,336,747. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $98,203,146.
(C)	A portion of this security is on loan as of 6-30-18, and is a component of the fund’s leverage under the Liquidity Agreement.
(D)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(E)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 13

DERIVATIVES

SWAPS

Interest rate swaps

								Unamortized
								upfront
					Fixed	Floating		payment	Unrealized
Counterparty (OTC)/	Notional		Payments	Payments	payment	Maturity	Maturity	paid	appreciation
Centrally cleared	amount	Currency	made	received	frequency	frequency	date	(received)	(depreciation)	Value
Centrally Cleared	10,000,000	USD	Fixed 1.427%	3 month LIBOR(a)	Semi-Annual	Quarterly	Aug 2019	—	$112,792	$112,792
Centrally Cleared	5,000,000	USD	Fixed 1.295%	3 month LIBOR(a)	Semi-Annual	Quarterly	Aug 2019	—	65,380	65,380
Centrally Cleared	5,000,000	USD	Fixed 1.594%	3 month LIBOR(a)	Semi-Annual	Quarterly	Dec 2020	—	147,517	147,517
Centrally Cleared	5,000,000	USD	Fixed 1.790%	3 month LIBOR(a)	Semi-Annual	Quarterly	Aug 2022	—	196,099	196,099
								—	$521,788	$521,788
(a)	At 6-30-18, the 3 month LIBOR was 2.336%

Derivatives Currency Abbreviations

USD U.S. Dollar

Derivatives Abbreviations

LIBOR London Interbank Offered Rate

At 6-30-18, the aggregate cost of investments for federal income tax purposes was $444,546,528. Net unrealized appreciation aggregated to $375,008,134, of which $375,698,986 related to gross unrealized appreciation and $690,852 related to gross unrealized depreciation.

OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 6-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $442,228,345)	$819,032,874
Receivable for centrally cleared swaps	123,148
Foreign currency, at value (Cost $11)	11
Dividends and interest receivable	1,648,701
Receivable for investments sold	629,984
Receivable from affiliates	104,302
Other assets	33,375
Total assets	821,572,395
Liabilities
Due to custodian	1,399,323
Liquidity agreement	110,000,000
Payable for investments purchased	19,136
Interest payable	244,427
Payable to affiliates
Administrative services fees	173,837
Transfer agent fees	6,250
Trustees’ fees	135
Other liabilities and accrued expenses	81,197
Total liabilities	111,924,305
Net assets	$709,648,090
Net assets consist of
Paid-in capital	$332,337,404
Distributions in excess of net investment income	(9,992,525)
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap
contracts	9,977,850
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in
foreign currencies and swap contracts	377,325,361
Net assets	$709,648,090

Net asset value per share
Based on 18,670,462 shares of beneficial interest outstanding - unlimited number of shares
authorized with no par value	$38.01

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 15

STATEMENT OF OPERATIONS For the six months ended 6-30-18 (unaudited)

Investment income
Dividends	$8,801,357
Interest	1,185,009
Income distributions received from affiliated investments	4,388
Less foreign taxes withheld	(41,178)
Total investment income	9,949,576
Expenses
Investment management fees	4,481,326
Administrative services fees	1,027,281
Transfer agent fees	17,310
Trustees’ fees	22,839
Custodian fees	40,239
Interest expense	1,334,787
Printing and postage	86,201
Professional fees	26,156
Stock exchange listing fees	11,783
Other	9,385
Total expenses	7,057,307
Less expense reductions	(651,408)
Net expenses	6,405,899
Net investment income	3,543,677
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	8,761,382
Affiliated investments	1,207,870
Swap contracts	28,241
9,997,493
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	21,198,570
Affiliated investments	(1,160,250)
Swap contracts	267,006
20,305,326
Net realized and unrealized gain	30,302,819
Increase in net assets from operations	$33,846,496

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-18
	(unaudited)	Year ended 12-31-17
Increase (decrease) in net assets
From operations
Net investment income	$3,543,677	$6,984,367
Net realized gain	9,997,493	19,585,919
Change in net unrealized appreciation (depreciation)	20,305,326	37,516,945
Increase in net assets resulting from operations	33,846,496	64,087,231
Distributions to shareholders
From net investment income	(13,815,677)	(7,812,650)
From net realized gain	—	(19,771,340)
Total distributions	(13,815,677)	(27,583,990)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	423,395	1,274,308
Total increase	20,454,214	37,777,549
Net assets
Beginning of period	689,193,876	651,416,327
End of period	$709,648,090	$689,193,876
Undistributed (Distributions in excess of) net
investment income	$(9,992,525)	$279,475
Share activity
Shares outstanding
Beginning of period	18,659,117	18,623,731
Issued pursuant to Dividend Reinvestment Plan	11,345	35,386
End of period	18,670,462	18,659,117

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 17

STATEMENT OF CASH FLOWS For the six months ended 6-30-18 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$33,846,496
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(46,604,062)
Long-term investments sold	44,811,632
Net purchases and sales in short-term investments	9,884,802
Net amortization of premium (discount)	32,426
(Increase) Decrease in assets:
Foreign currency, at value	(11)
Dividends and interest receivable	252,030
Receivable for investments sold	(629,984)
Receivable due from advisor	(1,620)
Receivable for centrally cleared swaps	21,050
Other assets	(10,448)
Increase (Decrease) in liabilities:
Due to custodian	1,399,323
Payable for investments purchased	(81,610)
Interest payable	46,314
Payable to affiliates	8,603
Other liabilities and accrued expenses	1,183
Net change in unrealized appreciation (depreciation) on:
Investments	(20,039,531)
Net realized gain (loss) on:
Investments	(9,967,837)
Net cash provided by operating activities	$12,968,756
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(13,392,282)
Net cash used in financing activities	$(13,392,282)
Net decrease in cash	$(423,526)
Cash at beginning of period	$423,526
Cash at end of period	$—
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,288,473
Noncash financing activities not included herein consists of reinvestment distributions
of:	$423,395

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 18

Financial highlights

Period ended	6-30-18[1]		12-31-17	12-31-16	12-31-15[2]		10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$36.94		$34.98	$26.17	$26.00		$25.19	$23.01	$18.91
Net investment income[3]	0.19		0.37	0.50	0.10		0.52 [4]	0.35	0.29
Net realized and unrealized gain (loss) on
investments	1.62		3.07	9.79	0.44		1.55	3.01	4.99
Total from Investment operations	1.81		3.44	10.29	0.54		2.07	3.36	5.28
Less distributions
From net investment income	(0.74)		(0.42)	(0.40)	(0.10)		(0.47)	(0.35)	(0.22)
From net realized gain	—		(1.06)	(1.08)	(0.27)		(0.79)	(0.83)	(0.96)
Total distributions	(0.74)		(1.48)	(1.48)	(0.37)		(1.26)	(1.18)	(1.18)
Anti-dilutive impact of repurchase plan	—		—	— [5,6]	—		—	—	—
Net asset value, end of period	$38.01		$36.94	$34.98	$26.17		$26.00	$25.19	$23.01
Per share market value, end of period	$37.21		$39.33	$36.27	$28.03		$26.77	$22.97	$22.20
Total return at net asset value (%)[7,8]	4.94	[9]	10.08	41.10	2.05	[9]	8.60	15.16	29.03
Total return at market value (%)[7]	(3.51)[9]		13.03	36.60	6.16	[9]	22.63	8.84	30.56
Ratios and supplemental data
Net assets, end of period (in millions)	$710		$689	$651	$486		$482	$467	$426
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	[10]	1.93	2.02	2.02	[10]	1.99	1.99	1.88
Expenses including reductions[11]	1.80	[10]	1.75	1.82	1.83	[10]	1.80	1.81	1.71
Net investment income	0.99	[10]	1.07	1.88	2.15	[10]	2.03 [4]	1.43	1.37
Portfolio turnover (%)	6		5	11	2		18	15	20
Senior securities
Total debt outstanding end of period (in
millions)	$110		$110	$110	$110		$110	$110	$95
Asset coverage per $1,000 of debt[12]	$7,451		$7,265	$6,922	$5,419		$5,385	$5,244	$5,487
1	Six months ended 6-30-18. Unaudited.
2	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.
3	Based on average daily shares outstanding.
4	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund, which amounted to $0.04 and 0.15%, respectively.
5	Less than $0.005 per share.
6	The repurchase plan was completed at an average repurchase price of $20.79 for 10,000 shares for the period ended 12-31-16.
7

Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.

8	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
9	Not annualized.
10	Annualized.
11

Expenses including reductions excluding interest expense were 1.42% (annualized), 1.45%, 1.58%, 1.63% (annualized), 1.60%, 1.62% and 1.58% for the periods ended 6-30-18, 12-31-17, 12-31-16, 12-31-15, 10-31-14 and 10-31-13, respectively.

12

Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND 19

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Financial Opportunities Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       20

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of June 30, 2018, by major security category or type:

	Total value at 6-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Financials
Banks	$665,892,105	$652,800,343	$8,477,087	$4,614,675
Capital markets	31,086,345	26,205,752	4,880,593	—
Consumer finance	5,203,010	5,203,010	—	—
Insurance	2,708,691	—	2,708,691	—
Thrifts and mortgage finance	45,164,528	45,164,528	—	—
Information technology
IT services	4,571,544	4,571,544	—	—
Real estate
Equity real estate investment trusts	7,863,881	7,863,881	—	—
Preferred securities
Financials
Banks	6,442,390	—	6,442,390	—
Capital markets	5,562,718	5,562,718	—	—
Real estate
Equity real estate investment trusts	7,519,713	7,519,713	—	—
Investment companies	3,996,800	3,996,800	—	—
Corporate bonds
Financials
Banks	23,988,087	—	13,509,823	10,478,264
Convertible bonds	3,543,048	—	3,543,048	—
Certificate of deposit	79,014	—	79,014	—
Short-term investments	5,411,000		5,411,000
Total investments in securities	$819,032,874	$758,888,289	$45,051,646	$15,092,939
Derivatives:
Assets
Swap contracts	$521,788	—	$521,788	—

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       21

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in securities	Common stocks	Corporate bonds	Total
Balance as of 12-31-17	$4,029,900	$10,740,175	$14,770,075
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	584,775	(261,911)	$322,864
Purchases	—	—	—
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 6-30-18	$4,614,675	$10,478,264	$15,092,939
Change in unrealized appreciation (depreciation) at period end*	$584,775	($261,911)	$322,864

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below:

	Fair value at 6-30-18	Valuation technique	Significant unobservable inputs	Input/range
Common Stock	$4,614,675	Market Approach	Expected future value Discount	$9.46 2.5%
Corporate Bonds	$10,478,264	Market Approach	Yield	558bps - 597bps (weighted average 577bps)
Total	$15,092,939

A change to unobservable inputs of a fund's Level 3 securities may result in changes to the fair value measurement, as follows :

Significant unobservable input	Impact to valuation if input increases	Impact to valuation if input decreases
Discount	Decrease	Increase
Expected future value	Increase	Decrease
Yield	Decrease	Increase

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       22

interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The Board of Trustees approved a managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.3701 per share, which will be paid quarterly until further notice.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       23

income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly under the Managed Distribution Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Centrally-cleared swaps are cleared on an exchange or central clearinghouse. Centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as receivable for centrally-cleared swaps. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and

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the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended June 30, 2018, the fund used interest rate swaps to manage against anticipated interest rate changes. No interest rate swap positions were entered into or closed during the six months ended June 30, 2018.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at June 30, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	$521,788	—
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Swap contracts
Interest rate	$28,241

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Swap contracts
Interest rate	$267,006

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 1.15% of the first $500 million of the fund's average daily gross assets, including the assets attributed to the Liquidity Agreement (see Note 8) (collectively, gross

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managed assets), and (b) 1.00% of the fund's average daily gross managed assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2018, this waiver amounted to 0.01% of the fund's average daily gross managed assets (on an annualized basis). This arrangement expires on Jun 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $35,039 for the six months ended June 30, 2018.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2018 were equivalent to a net annual effective rate of 1.08% of the fund's average daily gross managed assets.

Administrative services. The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross managed assets of the fund. The Advisor agreed to limit the administrative services fee to 0.10% of the fund's average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $616,369 for the six months ended June 30, 2018. The Advisor reserves the right to terminate this limitation in the future with the Trustees' approval. The administrative services fees incurred for the six months ended June 30, 2018 amounted to an annual rate of 0.10% of the fund's average weekly gross managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2017. The current share repurchase plan will remain in effect between January 1, 2018 and December 31, 2018. During the six months ended June 30, 2018 and the year ended December 31, 2017, there was no activity under the share repurchase plan.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of NAV and market price of common shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
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•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the Fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank & Trust Company (SSB) that allows it to borrow up to $125.0 million (maximum facility amount) and includes a securities lending provision. The amounts outstanding at June 30, 2018 are shown in the Statement of assets and liabilities as Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and may make these assets available for securities lending transactions. Under the terms of the LA, the fund may enter into securities lending transactions initiated by SSB, acting as the fund's authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the fund is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and/or the 1940 Act. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and will cause amounts drawn under the LA to increase by the amount of collateral returned. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB indemnifies the fund for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.60%, and is payable monthly on the collective balance of the drawdowns outstanding and the securities lending activities of the fund. As of June 30, 2018, the fund had a collective balance of $110,000,000 at an interest rate of 2.69%, which is reflected in the LA payable on the Statement of assets and liabilities. During the six months ended June 30, 2018, the average balance of the LA and the effective average interest rate were $110,000,000 and 2.45%, respectively.

The fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $46,604,062 and $44,811,632, respectively, for the six months ended June 30, 2018.

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Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.

Note 11 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the six months ended June 30, 2018, is set forth below:

					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
First Colebrook Bancorp, Inc.	48,750	—	(48,750)	—	$4,388	—	$1,207,870	($1,160,250)	—

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994. The fund's investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.

The use of securities lending collateral to obtain leverage in the fund's investment portfolio may subject the fund to greater risk of loss than would reinvestment of collateral in short-term, highly-rated investments. Risks associated with the fund's use of leverage are discussed under Note 7 to the financial statements.

Dividends and distributions

During the six months ended June 30, 2018, distributions from net investment income totaling $0.7402 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 29, 2018	$0.3701
June 29, 2018	0.3701
Total	$0.7402

Shareholder meeting

The fund held its Annual Meeting of Shareholders onFriday, February 2, 2018. The following proposals were considered by the shareholders:

Proposal: To elect one (1) Trustees (Andrew G. Arnott) to serve for a one-year term ending at the 2019 Annual Meeting of Shareholders. To elect four (4) Trustees (Charles L. Bardelis, Peter S. Burgess, Theron S. Hoffman, and Warren A. Thomson) to serve for a three-year term ending at the 2021 Annual meeting of Shareholders.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	16,392,767.427	378,665.378
Peter S. Burgess	16,400,444.427	370,988.378
Theron S. Hoffman	16,414,186.245	357,246.560
Non-Independent Trustee
Andrew G. Arnott	16,397,869.245	373,563.560
Warren A. Thomson	16,394,757.245	376,675.560

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, William H. Cunningham, Grace K. Fey, Deborah C. Jackson, Hassell H. McClellan, James M. Oates, Steven R. Pruchansky, and Gregory A. Russo.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Financial Opportunities Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting, at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board (including its various committees) in conection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(f)	the Advisor's initiatives intended to improve variouos aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

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The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the three-, five- and ten-year periods and underperformed its benchmark index for the one-year period ended December 31, 2017. The Board also noted that, based on its net asset value, the fund outperformed its peer group average for the three-, five- and ten-year periods and underperformed its peer group average for the one-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group and benchmark for the three-, five- and ten-year periods. The Board concluded that the fund's performance has generally outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund's total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees for the fund are higher than the peer group median and that total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences

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between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(h)	noted that the subadvisory fees for the fund are paid by the Advisor;
(i)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based on the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also considered any potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       34

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       35

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: BTO

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF552057	P9SA 6/18 8/18

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total number of shares	Maximum number of
	Total number of	Average	purchased as part of	shares that may yet be
	shares	price per	publicly announced	purchased under the
Period	purchased	share	plans*	plans
17-Dec	-	-	-	1,867,046
18-Jan	-	-	-	1,867,046
18-Feb	-	-	-	1,867,046
18-Mar	-	-	-	1,867,046
18-Apr	-	-	-	1,867,046
18-May	-	-	-	1,867,046
18-Jun	-	-	-	1,867,046
Total	-	-
* In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2017. The current plan is in effect between January 1, 2018 and December 31, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 22, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	August 22, 2018